UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

Washington Banking Company
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-24503 (Commission File Number)	91-1725825 (I.R.S. Employer Identification Number)

450 SW Bayshore Drive
Oak Harbor, WA 98277
(Address of principal executive offices) (Zip Code)

(360) 679-3121
(Registrant’s telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

On Thursday, May 12, 2011, beginning at approximately 7:45 a.m. local time, executive officers of the Company are scheduled to give a presentation of business strategies and financial performance at the D.A. Davidson & Co. 13th Annual Financial Services Conference at the Bell Harbor Conference Center, Seattle, Washington. (http://www.davidsoncompanies.com/ecm/a_events/conf/conference.cfm?confid=344087)

The conference is for invited guests of D.A. Davidson. A copy of the presentation is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

                                99.1         Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON BANKING COMPANY
Dated: May 10, 2011	By: /s/ Richard A. Shields Richard A. Shields EVP and Chief Financial Officer